                                                                   EXHIBIT 10.30


                    FIRST AMENDMENT TO ACQUISITION AGREEMENT

         First Amendment, dated as of March 12, 1998, to that certain Acquisition Agreement dated as of November 7, 1997 (the "Acquisition Agreement") among Servico, Inc., a Florida corporation ("Servico"), Servico Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of Servico, Prime Motor Inns Limited Partnership, a Delaware limited partnership ("Prime"), and Prime-American Realty Corp., a Delaware corporation (the "General Partner").

         WHEREAS, the parties hereto desire to amend the Acquisition Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. The Acquisition Agreement shall remain in full force and effect except as specifically amended hereby.

         2. The Purchase Price, as defined in Section 1.1 of the Acquisition Agreement, shall be increased from Eight Million Dollars ($8,000,000) to Twelve Million Dollars ($12,000,000).

         3. Section 6.2(g), CONSULTING AGREEMENT, of the Acquisition Agreement shall be deleted in it entirety.

         4. Section 3.11, BROKERS, of the Acquisition Agreement shall be amended to reflect a reduction in the fee payable to Furman Selz in connection with this transaction to a fee of up to $200,000.

         5. Upon the Closing, Servico shall assume the termination payment and compensation obligations of Prime under that certain Consulting Services Agreement, dated as of December 1, 1994, among Prime, the General Partner, AMI Operating Partners, L.P., a Delaware limited partnership, and S. Leonard Okin.

         6. This First Amendment may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Acquisition Agreement to be duly executed as of the day and year first above written.

                                     SERVICO, INC., a Florida corporation



                                   By: /s/ David Buddemeyer
                                      ----------------------------------------
                                   Name: David Buddemeyer
                                         -------------------------------------
                                   Title: President and Chief Executive Officer
                                          -------------------------------------
                                   Address: 1601 Belvedere Road
                                            West Palm Beach, Florida 33406

                                   SERVICO ACQUISITION CORP.,
                                   a Florida corporation



                                   By: /s/ David Buddemeyer
                                      ----------------------------------------
                                   Name: David Buddemeyer
                                         -------------------------------------
                                   Title: President and Chief Executive Officer
                                         -------------------------------------
                                   Address: 1601 Belvedere Road
                                            West Palm Beach, Florida 33406




                                   PRIME MOTOR INNS LIMITED PARTNERSHIP,
                                   a Delaware limited partnership



                                   By: PRIME-AMERICAN REALTY CORP.,
                                       a Delaware corporation,
                                       its General Partner


                                   By: /s/ S. Leonard Okin
                                      ----------------------------------------
                                   Name: S. Leonard Okin
                                         -------------------------------------
                                   Title: VP & CEO
                                         -------------------------------------
                                   Address: 21-00 Route 208 South Fair Lawn,
                                            N.J. 07014



                                   PRIME-AMERICAN REALTY CORP.,
                                   a Delaware corporation




                                   By: /s/ S. Leonard Okin
                                      ----------------------------------------
                                   Name: S. Leonard Okin
                                         -------------------------------------
                                   Title: VP & CEO
                                         -------------------------------------
                                   Address: 21-00 Route 208 South Fair Lawn,
                                            N.J. 07014





                                       -2-